AMENDMENT NO. 5
TO
LOAN AGREEMENT
THIS AMENDMENT NO. 5 TO LOAN AGREEMENT (this “Amendment”) is entered into as of May 21, 2014, by and among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (in its individual capacity, “US Borrower”), and as borrowing agent (in such capacity, “Borrowing Agent”), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation (“Canadian Borrower”) (US Borrower and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), the other persons designated as “Loan Parties”, certain of the Lenders party to the Loan Agreement (as defined below), and ALLY BANK, a Utah state bank (successor to Ally Commercial Finance LLC, a Delaware limited liability company) (in its individual capacity, “Ally”), as administrative and collateral agent (in such capacity, “Agent”) and as funding and disbursement agent with respect to the Canadian Revolving Loans (in such capacity, “Canadian Agent”).
BACKGROUND
WHEREAS, Borrowers, the other Loan Parties, Agent, Canadian Agent, and Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations;
WHEREAS, Borrowing Agent has requested that Agent, Canadian Agent, and Supermajority Lenders make certain amendments to the Loan Agreement, and Agent, Canadian Agent, and the Supermajority Lenders party hereto are willing to amend the Loan Agreement on the terms and conditions hereafter set forth.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent, Canadian Agent, and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
2.    Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:
(a)    The definition of “Eligible Asset Pool” set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:
(i)    the introductory paragraph is amended by inserting “and Canadian Loan Parties” immediately after each reference to “US Loan Parties”

(ii)    clauses (vi), (vii) and (viii) are amended and restated in their entirety as follows:
“(vi)    since the acquisition of the Asset Pool by any Loan Party, a sale of all or substantially all of the Assets within the Asset Pool has occurred that is not an arm’s length sale to a non-affiliated third party (other than sales or transfers among Loan Parties);
(vii)    an Asset Pool with respect to which Agent or Canadian Agent, on behalf of Agent, Canadian Agent, Issuing Lenders and Lenders, does not have a valid, first priority and fully perfected security interest;
(viii) Accounts subject to any Lien except those in favor of Agent or the Canadian Agent, for the benefit of the Agent, Canadian Agent, Issuing Lenders and Lenders, and Permitted Encumbrances; and”
(b)    The definition of “Estimated Remaining Proceeds” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Estimated Remaining Proceeds” means the aggregate gross remaining cash proceeds (in US Dollar Equivalents) which any US Loan Party (excluding Holdings) or Canadian Loan Party anticipates to receive from each Eligible Asset Pool (excluding, for the avoidance of doubt, any amounts to be distributed to Persons from whom Asset Pools are purchased pursuant to sharing arrangements), which Estimated Remaining Proceeds shall be determined and reported by US Loan Parties and Canadian Loan Parties to Agent in each Borrowing Base Certificate and other reporting to Agent and Lenders and calculated by US Loan Parties and Canadian Loan Parties in a manner consistent with past practice and consistent with Borrowers’ proprietary models; provided, however, that each US Loan Party and each Canadian Loan Party shall provide such other information relating to the assumptions and method of such calculations as Agent may reasonably request (and Agent shall promptly thereafter provide such information to the Lenders). Any deviation from the current (i.e., as of the Closing Date) credit criteria, method and assumptions used in computing Estimated Remaining Proceeds must be acceptable to Agent in its sole and absolute discretion.
(c)    The definition of “Guarantors” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Guarantors” means Holdings, each direct or indirect Subsidiary of Holdings (other than Astrum, CA Marketing and Collect Air), and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent for the benefit of Agent, Canadian Agent, Issuing

Lenders and Lenders, in connection with the transactions contemplated by this Agreement and the other Loan Documents.
(d)    Section 7.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(c)    intercompany Indebtedness arising from loans made by (i) Canadian Borrower or any other Canadian Loan Party to any Loan Party other than Holdings, CACV and CACV-NJ, (ii) [Intentionally Omitted], (iii) US Loan Parties to any other Loan Parties other than Holdings, CACV and CACV-NJ, (iv) Loan Parties or their Subsidiaries to any Subsidiary of Holdings that is not a Loan Party not to exceed (together with any Investments made under subsection 7.4(p)) $250,000 in any Fiscal Year in the aggregate, (v) Loan Parties or their Subsidiaries to Collect Air to cover ordinary course operating, maintenance and related costs relating to Collect Air’s aircraft and (vi) any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party; provided, however, that in each case upon the request of Agent at any time, such Indebtedness shall be evidenced by promissory notes having terms reasonably satisfactory to Agent, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations.”
(e)    Section 7.4(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(d)    (i) US Loan Parties and their US Subsidiaries may make capital or asset contributions to their wholly-owned US Subsidiaries and Canadian Subsidiaries that are Loan Parties and Canadian Loan Parties and their Canadian Subsidiaries may make capital contributions to their wholly-owned Canadian Subsidiaries that are Loan Parties; provided, that no capital contributions may be made to CACV or CACV-NJ; and (ii) Subsidiaries that are not Loan Parties may make capital contributions to any other Subsidiary;”
(f)    Section 7.4(o) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(o)    US Loan Parties and their US Subsidiaries may make capital or asset contributions to Canadian Loan Parties;”
(g)    Section 10.1(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(b) Each Canadian Guarantor hereby unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Canadian Guarantor when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all Obligations. Without limiting the generality of the foregoing, each Canadian Guarantor’s liability shall extend to all amounts that constitute part of the Obligations and would be owed by Borrowers to Agent, Canadian Agent, any Letter of Credit Issuer or any Lender under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party. Each payment made by any Canadian Guarantor pursuant to this Guaranty (x) with respect to US Obligations shall be made in US Dollars in immediately available funds and (y) with respect to Canadian Obligations shall be made in lawful money of Canada in immediately available funds, in each case, (a) without set-off or counterclaim and (b) free and clear of and without deduction or withholding for or on account of any present and future Taxes unless Canadian Guarantor is compelled by law to make payment subject to such Taxes.”
3.    Conditions of Effectiveness. This Amendment shall become effective on the date that Agent shall have received:
(a)    ten (10) copies of this Amendment executed by Borrowing Agent, Agent and the Supermajority Lenders, and consented and agreed to by Borrowers and Guarantors;
(b)    a duly executed amendment to the US Pledge Agreement, in form and substance satisfactory to Agent, reflecting the pledge by Collect America of Canada LLC of 100% of the shares of Square Two Financial Canada Corporation to Agent,
(c)    all such other documents or amendments as may be reasonably requested by Agent to reflect that Canadian Guarantors will now guaranty all Obligations and that the Canadian Obligations and the US Obligations shall be cross-collateralized; and
(d)    Evidence satisfactory to Agent that the execution, delivery and performance of this Amendment has been duly authorized and executed by each Loan Party.
4.    Conditions Subsequent. As soon as practicable, but in any event on or prior to July 5, 2014 (or on such later date as agreed to by Agent in its sole discretion), the Loan Parties shall deliver to Agent a deposit account control agreement, in form and substance reasonably satisfactory to Canadian Agent, by and among Royal Bank of Canada (“RBC”), Canadian Agent and the applicable Loan Parties, with respect to the RBC account numbers disclosed to Agent by Loan Parties on the date hereof, or such other accounts at RBC established pursuant to an account structure reasonably satisfactory to Agent.
5.    Representations and Warranties. Each Loan Party hereby represents and warrants as follows:
(a)    This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

(b)    Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
(c)    No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.
(d)    No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.
6.    Effect on the Loan Agreement.
(a)    Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)    Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
7.    Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.    Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
Borrowing Agent:

SQUARETWO FINANCIAL CORPORATION, as Borrowing Agent

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President

Agent:

ALLY BANK (successor to Ally Commercial Finance LLC), as Agent and Canadian Agent

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Senior Director

Lenders:

ALLY BANK (successor to Ally Commercial Finance LLC), as a Lender

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Senior Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Laura Warner
Name:	Laura Warner
Title:	Director

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ John Lanier
Name:	John Lanier
Title:	Director

By:	/s/ William Beddingfield
Name:	William Beddingfield
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen D. Myers
Name:	Karen D. Myers
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Greg Vollmer
Name:	Greg Vollmer
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Michael Zion
Name:	Michael Zion
Title:	Vice President

By:	/s/ Philip Marrone
Name:	Philip Marrone
Title:	Vice President

FIRSTMERIT BANK, as a Lender

By:	/s/ Laura C. Redinger
Name:	Laura C. Redinger
Title:	Senior Vice President

AMALGAMATED BANK, as a Lender

By:	/s/ Michael LaManes
Name:	Michael LaManes
Title:	First Vice President

TRANSPORTATION ALLIANCE BANK INC., DBA TAB BANK, as a Lender

By:	/s/ Curt Queyrouze
Name:	Curt Queyrouze
Title:	Chief Credit Officer

Acknowledged, agreed and consented to by the following Loan Parties:

SQUARETWO FINANCIAL CORPORATION,
as US Borrower and as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President

CACH, LLC
CACH OF NJ, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD., as a US Guarantor

By:	/s/ Thomas Good
Name:	Thomas Good
Title:	Secretary

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC.,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

PREFERRED CREDIT RESOURCES LIMITED,
as Canadian Borrower and as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

CA HOLDING, INC., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President

CCL FINANCIAL INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

SQUARE TWO FINANCIAL CANADA CORPORATION, as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

SQUARETWO FINANCIAL COMMERCIAL FUNDING CORPORATION, as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President